UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 8, 2007
DATATRAK International, Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	000-20699	34-1685364

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6150 Parkland Boulevard, Mayfield Hts., Ohio	44124

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code 440-443-0082
Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition
     On August 8, 2007, the Company issued a press release relating to the Company’s earnings for the three and six months ended June 30, 2007. A copy of the press release is attached to this report as Exhibit 99.1.
     In addition, on August 8, 2007, the Company held an earnings conference call relating to its financial results for the three and six months ended June 30, 2007. The full transcript of the call is attached hereto as Exhibit 99.2 to this report.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Effective August 10, 2007, the Board of Directors of DATATRAK International, Inc. (the “Company”), appointed Terry C. Black, the Company’s current Vice President of Finance, Chief Financial Officer, Treasurer and Assistant Secretary, as the Company’s Chief Operating Officer and Assistant Secretary. On the same date, the Company’s Board of Directors appointed Raymond J. Merk, the Company’s current Vice President and Controller, as the Company’s Vice President of Finance, Chief Financial Officer and Treasurer, filling the vacancy resulting from the appointment of Mr. Black as Chief Operating Officer. Mr. Merk will serve as the Company’s principal financial and accounting officer.
     Mr. Black has served as the Company’s Vice President of Finance and Chief Financial Officer since June 1994 and has served as the Company’s Treasurer and Assistant Secretary since January 1996. Prior to joining the Company, Mr. Black served in a variety of financial and accounting positions within the insurance replacement rental car industry.
     Mr. Black will continue under the existing terms of his employment agreement, as described in the Company’s definitive proxy statement filed with the SEC on April 30, 2007 under the caption, “Executive Officer Compensation — Employment Agreements” which portion of such proxy statement is incorporated herein by reference.
     Mr. Merk, 47, has served as the Company’s Vice President and Controller since joining the Company in July 2006. Prior to joining the Company, Mr. Merk served in a variety of financial and accounting positions in the software, retail and service company industries. From April 2000 through July 2006, Mr. Merk served as Director of Finance for EmployOn, Inc., a venture-backed start-up focused on the aggregation of online job postings
     In connection with his appointment as Chief Financial Officer, Mr. Merk’s annual base salary will be increased to $150,000. Additional terms of Mr. Merk’s employment will be formalized in a written agreement. Under the terms of that agreement, Mr. Merk will be entitled to continuation of his then effective base salary for the period of one year in the event of a termination of his employment under certain circumstances following a change of control of the Company. In addition, the terms of the agreement will include a non-competition provision to become effective upon Mr. Merk’s voluntary resignation from the Company without good reason or his termination by the Company for cause, which shall continue for 12 months from the date of Mr. Merk’s separation from the Company. In the event that Mr. Merk is terminated without cause, the non-competition provision shall be void and of no effect.
     The Company also intends to enter into an indemnification agreement (the “Indemnification Agreement”) with Mr. Merk to be effective as of August 10, 2007. The Indemnification Agreement will be the same as the indemnification agreements the Company has previously entered into with each of its directors and executive officers. The Indemnification Agreement will require the Company, among other things, to indemnify Mr. Merk against certain liabilities that may arise by reason of his status or service as an executive officer of the Company, provided that Mr. Merk acted in good faith and in a manner which he reasonably believed to be in, or not opposed to, the best interests of the Company. The same coverage will be provided whether or not the suit or proceeding is a derivative action. The rights provided to Mr. Merk under the Indemnification Agreement will be in addition to any other rights he may be entitled to under the Company’s Sixth Amended and Restated Articles of Incorporation, as amended or the Third Amended and Restated Code of Regulations, as amended, the General Corporation Law of the State of Ohio or otherwise. The description of the Indemnification Agreement set forth in this Item 5.02 is not complete and is qualified in its entirety by reference to the full text of the form of indemnification agreement between the Company and each of its directors and executive officers. The form of indemnification agreement was filed as Exhibit 10.14 to the Company’s Form S-1 Registration Statement filed on March 8, 1996, as amended by Amendment No. 1 filed on May 10, 1996, as amended by Amendment No. 2 filed on June 10, 1996 (File No. 333-2140) and is incorporated herein by reference.
     There is no arrangement or understanding between Messrs. Black and/or Merk and any other person pursuant to which either Messrs. Black and/or Merk were appointed as Chief Operating Officer and Chief Financial Officer, respectively. There are no transactions in which Messrs. Black or Mr. Merk have an interest that are required to be disclosed under Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits
10.1	Form of indemnification agreement entered into by and between the Company and each of its directors and executive officers, which is incorporated herein by reference to Exhibit 10.14 to the Company’s Form S-1 Registration Statement filed on March 8, 1996, as amended by Amendment No. 1 filed on May 10, 1996, as amended by Amendment No. 2 filed on June 10, 1996 (File No. 333-2140).

99.1	Press release dated August 8, 2007.

99.2	Transcript of August 8, 2007 earnings conference call.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATATRAK INTERNATIONAL, INC.
Date August 14, 2007	By	/s/ Terry C. Black
Terry C. Black
Chief Operating Officer and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated August 8, 2007.

99.2	Transcript of August 8, 2007 earnings conference call.
     Certain statements made in this Form 8-K, other SEC filings or written materials or orally made by the Company or its representatives may constitute forward-looking statements that are based on management’s current beliefs, estimates and assumptions concerning the operations, future results and prospects of the Company and the clinical pharmaceutical research industry in general. All statements that address operating performance, events or developments that management anticipates will occur in the future, including statements related to future revenue, profits, expenses, income and earnings per share or statements expressing general optimism about future results, are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”). In addition, words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” variations of such words, and similar expressions are intended to identify forward-looking statements. Forward-looking statements are subject to the safe harbors created in the Exchange Act. Factors that may cause actual results to differ materially from those in the forward-looking statements include the limited operating history on which the Company’s performance can be evaluated; the ability of the Company to continue to enhance its software products to meet customer and market needs; fluctuations in the Company’s quarterly results; the viability of the Company’s business strategy and its early stage of development; the timing of clinical trial sponsor decisions to conduct new clinical trials or cancel or delay ongoing trials; the Company’s dependence on major customers; government regulation associated with clinical trials and the approval of new drugs; the ability of the Company to compete in the emerging EDC market; losses that potentially could be incurred from breaches of contracts or loss of customer data; the inability to protect intellectual property rights or the infringement upon other’s intellectual property rights; the Company’s success in integrating its recent acquisition’s operations into its own operations and the costs associated with maintaining and developing two product suites; and general economic conditions such as the rate of employment, inflation, interest rates and the condition of capital markets. This list of factors is not all inclusive. In addition, the Company’s success depends on the outcome of various strategic initiatives it has undertaken, all of which are based on assumptions made by the Company concerning trends in the clinical research market and the health care industry. Any forward-looking statement speaks only as of the date on which such statement is made and the Company does not undertake any obligation to update any statements whether as a result of new information, future events or otherwise.
     The information in this Form 8-K and the Exhibit(s) attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.